                        Report of Independent Accountants

To the Board of Directors and
Stockholders of Afternic.com, Inc.

In our opinion, the accompanying balance sheet and the related statement of operations, of changes in stockholders' deficit and of cash flows present fairly, in all material respects, the financial position of Afternic.com, Inc. (the "Company") at December 31, 1999, and the results of its operations and its cash flows for the period from inception (September 10, 1999) through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
    New York, New York

November 22, 2000

Afternic.com, Inc.                                                             2
Balance Sheet
--------------------------------------------------------------------------------

                                                                     December 31,      June 30,
                                                                        1999            2000
                                                                                     (Unaudited)
Assets
Current assets:
   Cash and cash equivalents                                         $   61,618     $   458,130
   Accounts receivable                                                        -          74,200
                                                                     ----------     -----------

              Total current assets                                       61,618         532,330
                                                                     ----------     -----------

Property and equipment, net                                              91,030          90,436
                                                                     ----------     -----------

              Total assets                                           $  152,648     $   622,766
                                                                     ==========     ===========

Liabilities and Stockholders' Deficit

Current liabilities:
   Payable to related party                                          $  991,079     $ 2,097,987
   Deposits payable                                                      50,379         346,152
   Accrued expenses and deferred revenue                                 68,783         324,946
                                                                     ----------     -----------

              Total liabilities                                       1,110,241       2,769,085

Commitments and contingencies (Note 7)

Stockholders' deficit:
   Common Stock; no par value,
     200 shares authorized, issued and outstanding                       12,792          12,792
   Accumulated deficit                                                 (970,385)     (2,159,111)
                                                                     ----------     -----------

              Total stockholders' deficit                              (957,593)     (2,146,319)
                                                                     ----------     -----------

              Total liabilities and stockholders' deficit            $  152,648     $   622,766
                                                                     ==========     ===========

    The accompanying notes are an integral part of these financial statements

Afternic.com, Inc.                                                             3
Statement of Operations
--------------------------------------------------------------------------------

                                                           Period from inception           Six Months
                                                           (September 10, 1999)               Ended
                                                                 through                  June 30, 2000
                                                            December 31, 1999              (Unaudited)
Revenue                                                         $       -                  $   195,172

Costs and expenses:
   Cost of revenues                                                     -                      209,716
   Development and other support costs                            640,429                      423,158
   Selling and marketing                                          152,097                      524,796
   General and administrative                                     177,890                      226,434
                                                                ---------                  -----------

              Total operating costs and expenses                  970,416                    1,384,104
                                                                ---------                  -----------

              Loss from operations                               (970,416)                  (1,188,932)

Interest income, net                                                   31                          206
                                                                ---------                  -----------

              Net loss                                          $(970,385)                 $(1,188,726)
                                                                =========                  ===========

    The accompanying notes are an integral part of these financial statements

Afternic.com, Inc.                                                             4
Statement of Changes in Stockholders' Deficit
--------------------------------------------------------------------------------

                                                       Common Stock
                                                     -----------------     Accumulated
                                                     Shares       $          Deficit              Total

Issuance of common stock to founders
   at inception                                       200                                     $         -

Shareholder contribution                                       $12,792                             12,792

Net loss                                                                  $  (970,385)           (970,385)
                                                      ---      -------    -----------         -----------

Balance at December 31, 1999                          200       12,792       (970,385)           (957,593)

Net loss (unaudited)                                                       (1,188,726)         (1,188,726)
                                                      ---      -------    -----------         -----------

Balance at June 30, 2000 (unaudited)                  200      $12,792    $(2,159,111)        $(2,146,319)
                                                      ===      =======    ===========         ===========

    The accompanying notes are an integral part of these financial statements

Afternic.com, Inc.                                                             5
Statement of Cash Flows
--------------------------------------------------------------------------------

                                                              Period from inception     Six Months
                                                              (September 10, 1999)        Ended
                                                                    through           June 30, 2000
                                                               December 31, 1999       (Unaudited)
Cash flows from operating activities:
   Net loss                                                       $ (970,385)          $(1,188,726)
   Adjustments to reconcile net loss to net cash
     used in operating activities:
       Depreciation and amortization                                  15,206                24,716
       Changes in assets and liabilities:
         Increase in accounts receivable                                   -               (74,200)
         Increase in deposits payable                                 50,379               295,773
         Increase in accrued expenses and deferred revenue            68,783               256,163
                                                                  ----------           -----------

              Net cash used in operating activities                 (836,017)             (686,274)
                                                                  ----------           -----------

Cash flows from investing activities:
   Purchases of property and equipment                              (106,236)              (24,122)
                                                                  ----------           -----------

              Net cash used in investing activities                 (106,236)              (24,122)
                                                                  ----------           -----------

Cash flows from financing activities:
   Contributed capital                                                12,792                     -
   Increase in payable to related party                              991,079             1,106,908
                                                                  ----------           -----------

              Net cash provided by financing activities            1,003,871             1,106,908
                                                                  ----------           -----------

              Net increase in cash and cash equivalents               61,618               396,512

Cash and cash equivalents, beginning of period                             -                61,618
                                                                  ----------           -----------

              Cash and cash equivalents, end of period            $   61,618           $   458,130
                                                                  ==========           ===========

    The accompanying notes are an integral part of these financial statements

Afternic.com, Inc.                                                             6
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Nature of the Business

   Afternic.com, Inc. (the "Company") was incorporated as a New York corporation in September 1999. The Company is engaged in the secondary domain name market. The Company has established an Internet site for exchanges and on-line auctions of domain names. Since its inception, the Company has devoted substantially all of its efforts to business planning, research and development, recruiting management and technical staff, acquiring operating assets and raising capital.

   As discussed in Note 8, on September 15, 2000, the Company was acquired by Register.com, Inc. ("Register") for 4,378,289 shares of common stock of Register and $10,000,000 in cash, a portion of which consideration was used to satisfy existing obligations of the Company. The transaction is to be accounted for as a purchase. As part of the acquisition, all of the Company's operations were transferred to a new subsidiary of Register.

2. Summary of Significant Accounting Policies

   Cash and Cash Equivalents
   The Company considers all highly liquid investments with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Included in cash and cash equivalents at December 31, 1999 is $50,379 ($346,152 at June 30, 2000), representing deposits transferred by the buyers of the domain name registrations to the Company. Upon transfer of the right represented by the domain name registrations to the buyers, these amounts are transferred by the Company to the sellers. At December 31, 1999, these amounts are presented as Deposits payable under current liabilities.

   Property and Equipment
   Property and equipment are recorded at cost and depreciated over their estimated useful lives using the straight-line method half-year convention. Repairs and maintenance costs are expensed as incurred.

   Unaudited Interim Financial Information
   The accompanying unaudited financial statements as of June 30, 2000 and for the six months ended June 30, 2000 has been prepared by management and includes all adjustments, consisting of normal recurring adjustments, necessary to present fairly its financial position, results of operations and cash flows. The results of operations for the six months ended June 30, 2000 are not necessarily indicative of the operating results to be expected for the entire year ending December 31, 2000.

   Revenue Recognition
   The Company's revenues are primarily derived from commissions that it charges on sales of domain name registrations through its web site and advertising.

   Commissions on Domain Name Registration Sales
   Commissions from the sale of domain name registrations are charged to buyers for exchanges and auction services on the Company's web site and are recognized when the proceeds from such sale are transferred by the Company to the seller. This date represents the date the domain name registrations are transferred to the buyer, and the transaction is closed.

Afternic.com, Inc.                                                             7
Notes to Financial Statements
--------------------------------------------------------------------------------

   Advertising
   Advertising revenues are derived principally from short-term advertising contracts in which the Company typically guarantees a minimum number of impressions or pages to be delivered to users over a specified period of time for a fixed fee. Advertising revenues are recognized ratably in the period in which the advertisement is displayed, provided that no significant obligations remain, at the lesser of the ratio of impressions delivered over total guaranteed impressions or the straight line basis over the term of the contract. To the extent that minimum guaranteed impressions are not met, the Company defers recognition of the corresponding revenues until the guaranteed impressions are achieved.

   The Company has entered into barter advertising agreements under which the Company has to deliver a specified number of impressions for the customer in exchange for similar services. In accordance with Emerging Issues Task Force ("EITF") No. 99-17, "Accounting for Advertising Barter Transactions", the Company has not recognized any revenues or expenses related to these barter advertising agreements.

   Deferred Revenue
   Deferred revenue primarily relates to deferred advertising revenue. Deferred revenue at December 31, 1999 and June 30, 2000 was $0 and $5,000, respectively.

   Web Site Development Costs
   Software development costs related to the development of the Company's web site are accounted for in accordance with EITF No. 00-2, "Accounting for Web site Development Costs" and Statement of Position (SOP 98-1), "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 provides guidance for the accounting for computer software developed or obtained for internal use, including the requirement to capitalize specified costs and amortization of such costs. Costs incurred during the preliminary project stage are expensed as incurred. Computer software costs incurred during the application development stage are capitalized. Typically, these costs relate to consulting services and internal payroll costs of employees directly associated with the development of the internal use computer software. Amortization commences once the software is ready for its intended use and is amortized using the straight-line method over the estimated useful life, typically two years. Software development costs of $60,000 were capitalized during the period from inception (September 10, 1999) to December 31, 1999.

   Advertising Costs
   The Company expenses the costs of advertising in the period in which the costs are incurred. Advertising expenses were approximately $49,000 for the year ended December 31, 1999.

   Income Taxes
   The Company recognizes deferred taxes by the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred income taxes are recognized for differences between the financial statement and tax bases of assets and liabilities at enacted statutory tax rates in effect for the years in which the differences are expected to reverse. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date. In addition, valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

Afternic.com, Inc.                                                             8
Notes to Financial Statements
--------------------------------------------------------------------------------

   Fair Value of Financial Instruments
   All current assets and liabilities are carried at cost, which approximates fair value because of the short-term maturity of those instruments.

   Concentration of Credit Risk
   Concentration of credit risks associated with registration receivables is limited due to the wide variety and number of customers, as well as their dispersion across geographic areas. No allowance for doubtful accounts has been provided at December 31, 1999 and June 30, 2000. The Company has no derivative financial instruments at December 31, 1999 or June 30, 2000.

   Use of Estimates
   The preparation of financial statements in conformity with generally accepted accounting principles requires the management of the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

   Comprehensive Income
   In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income" ("SFAS No. 130"). This statement requires companies to classify items of their comprehensive income by their nature in the financial statements and display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of a statement of financial position. SFAS No. 130 is effective for financial statements issued for fiscal years beginning after December 15, 1997. The Company adopted SFAS No. 130 in fiscal year 1999. There was no difference between net income and comprehensive income for the year ended December 31, 1999.

   Segment Reporting
   In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information ("SFAS No. 131"), which established standards for reporting information about operating segments in annual financial statements. It also establishes standards for related disclosures about products and services, geographic areas and major customers. SFAS No. 131 was adopted by the Company at December 31, 1999. Adoption of SFAS No. 131 had no impact on the Company's results of operations, financial position or cash flows as it operates in one segment.

   Recent Accounting Pronouncements
   In April 1998, the AICPA issued SOP 98-5, "Reporting on the Costs of Start-up Activities" ("SOP 98-5"). SOP 98-5, which is effective for fiscal years beginning after December 15, 1998, provides guidance on the financial reporting of start-up costs and organization costs. It requires costs of start-up activities and organization costs to be expensed as incurred. As the Company has expensed these costs historically, the adoption of this standard did not have a significant impact on the Company's results of operations or financial position.

   In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivatives and Hedging Activities" ("SFAS 133"), which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, (collectively referred to as derivatives) and for hedging activities. SFAS No. 133 , amended by SFAS No. 138, is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. The Company does not expect the adoption of this statement to

Afternic.com, Inc.                                                             9
Notes to Financial Statements
--------------------------------------------------------------------------------

   have a significant impact on the Company's results of operations or financial position.

   In December 1999, the Staff of the Securities and Exchange Commission released Staff Accounting Bulletin No. 101 ("SAB 101"), "Revenue Recognition". SAB 101 provides guidance on the recognition, presentation and disclosure of revenue in financial statements. The additional guidance provided by SAB 101 had no effect on the Company's financial statements.

3. Property and Equipment

                                                       Estimated
                                                      useful life   December 31,
                                                        (years)         1999

   Capitalized web-site development costs                  2          $ 60,000
   Computer equipment                                      3            46,236
                                                                      --------

                                                                       106,236
   Less - accumulated depreciation                                     (15,206)
                                                                      --------
                                                                      $ 91,030
                                                                      ========

   Depreciation and amortization expenses for the period from inception (September 10, 1999) through December 31, 1999 was $15,206.

4. Common Stock

   Each share of common stock entitles the holder to one vote on all matters submitted to a vote of the Company's stockholders. Common stockholders are entitled to receive dividends, if any, as may be declared by the Board of Directors, subject to any preferential dividend rights of the preferred stockholders.

5. Related Party Transactions

   The Company has a service agreement with eXtraActive Inc. ("eXtraActive"), which is owned by two former principal shareholders of the Company.

   Under the terms of the agreement, eXtraActive will develop and create an internet site for the Company in order to carryout the Company's on-line business. In exchange for these services, the Company will reimburse eXtraActive for payroll costs of employees involved in providing the services and all other reasonable direct and indirect business expenses incurred by eXtraActive as a result of, or in relation to the services. In addition, eXtraActive also provided transaction processing services to the Company. The Company has reimbursed eXtraActive for certain costs associated with the Company's on-line business incurred prior to the Company's organization (September 10, 1999) amounting to approximately $500,000, which is included in the statement of operations for the period ended December 31, 1999. The total amounts charged by eXtraActive (including the amount mentioned above), included in the statements of operations for the period ended December 31, 1999 and the six months ended June 30, 2000 were $953,626 and $1,103,606, respectively.

Afternic.com, Inc.                                                            10
Notes to Financial Statements
--------------------------------------------------------------------------------

6. Income Taxes

   No provision for income taxes was recorded for the year ended December 31, 1999.

   The Company files its income tax returns on the cash basis of accounting, resulting in temporary differences between financial and income tax reporting. The tax effects of the temporary differences, which give rise to significant portions of the deferred tax assets and liabilities at December 31, 1999 is primarily related to the Company's accounts payable and accrued expenses. The Company has recorded a full valuation allowance against its deferred tax asset of approximately $470,000 at December 31, 1999 due to the uncertainty of its ability to utilize the deferred tax asset in the future. Under the provisions of the Internal Revenue Code, certain substantial changes in the Company's ownership may result in a limitation of these amounts of accounts payable and accrued expenses which can be used in future years.

7. Commitments and Contingencies

   Operating Leases
   The Company leases its office space under noncancelable operating leases. Total rent expense under these operating leases was approximately $63,000 for the period ended December 31, 1999.

   Future minimum lease payments under noncancelable operating leases at December 31, 1999 are as follows:

                                                                  Operating
                                                                    Leases

   Year Ending December 31,

          2000                                                     $70,900
          2001                                                      18,300
                                                                   -------
                                                                   $89,200
                                                                   =======

   Marketing and Distribution/Strategic Partnership Agreements
   In the normal course of business, the Company enters into marketing and distribution/strategic partnership agreements with various entities. These agreements generally have a term of 12 to 24 months, and a number require the Company to purchase a minimum amount of advertising or pay other fees over the term of the contract.

   Litigation
   There are various claims, lawsuits and pending actions against the Company incidental to the operations of its business. It is the opinion of management, after consultation with counsel, that the ultimate resolution of such claims, lawsuits and pending actions will not have a material adverse effect on the Company's financial position, results of operations or liquidity.

Afternic.com, Inc.                                                            11
Notes to Financial Statements
--------------------------------------------------------------------------------

   Compensation Obligations
   As of June 30, 2000, the Company had issued promissory letters to certain employees indicating that upon the occurrence of a merger with another entity, an acquisition, or subsequent financing or restructuring of the Company to a C corporation, the Company would provide these employees with 7.45% ownership interest in the Company (see Note 8).

8. Subsequent Events

   On September 15, 2000, the Company was acquired by Register for 4,378,289 shares of Register common stock and $10,000,000 in cash, a portion of which consideration was used to satisfy existing obligations of the Company. The transaction is to be accounted for as a purchase. All of the Company's operations were transferred to a new subsidiary of Register. In addition, the service agreement with eXtraActive (see note 5) was canceled.

   In connection with the acquisition, the promissory letters issued to certain employees (see note 7) were cancelled and replaced with bonus payment letters. Under the terms of these bonus payment letters, an aggregate of $1,788,000 in cash and 234,842 shares of Register's common stock from the proceeds received from the acquisition by Register was distributed to these employees.